                                                                                      Exhibit 10.22

                                                INDEMNITY AGREEMENT

         AGREEMENT, as of _____________, 1996, (the "Agreement"), between O'Sullivan Industries
Holdings, Inc., a Delaware corporation (the "Company"), and _____________________ (the "Indemnitee").

         WHEREAS, it is essential to the Company to retain and attract as directors and officers the most capable persons available;

         WHEREAS, Indemnitee is a director and/or an officer of the Company;

         WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies in today's environment;

         WHEREAS, the Bylaws of the Company require the Company to indemnify and advance expenses to its directors and officers to the fullest extent permitted by law, and the Indemnitee has been serving and continues to serve as a director and/or an officer of the Company in part in reliance on such Bylaws;

         WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner and Indemnitee's reliance on the aforesaid Bylaws, and in part to provide Indemnitee with specific contractual assurance that the protection promised by such Bylaws will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such Bylaws or other things, any amendment to or revocation of such
Bylaws or any change in the composition of the Company's Board of Directors or acquisition transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the fullest extent permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies;

         NOW, THEREFORE, in consideration of the premises and of Indemnitee continuing to serve the
Company directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

         1.       Certain Definitions:

                  (a)      Change in Control:  For purposes of this Agreement, a "Change in Control" shall mean any of the following events:

         (i)      An acquisition (other than directly from the Company) of any voting securities of the Company
         (the "Voting Securities") by a "Person" (as the term person is used for purposes of Section 13(d) or
         14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the
         1934 Act) of 15% or more of the combined voting power of the Company's then outstanding Voting
         Securities; provided, however, that in determining whether a Change in Control has occurred, Voting
         Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control.  A "Non-Control Acquisition" shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by
         (x) the Company or (y) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary"), (2)
         the Company or any Subsidiary, or (3) any Person in connection with a "Non-Control Transaction" (as hereinafter defined).

         (ii)     The individuals who, as of February 1, 1994, are members of the Board (the "Incumbent
         Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

         (iii)    Approval by stockholders of the Company of:

                  (A)      a merger or consolidation involving the Company unless

                           (1)      the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least 60% of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the
         "Surviving Corporation") in substantially the same proportion as their ownership of the Voting
         Securities immediately before such merger, consolidation or reorganization,

                           (2)      the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation,

                           (3)      no Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of 15% or more of the then outstanding Voting Securities) has Beneficial
         Ownership of 15% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities, and

                           (4)      a transaction described in clauses (1) through (3) shall herein be referred to as a "Non-Control Transaction;"

                  (B)      A complete liquidation or dissolution of the Company; or

                  (C)      An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person
(the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding
Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence)
as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the
Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person,
then a Change in Control shall occur.

         (b)      Claim:  any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative or other, including, without limitation, an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, whether predicated on foreign, federal, state or local law and whether formal or informal.

         (c)      Expenses:  include attorney's fees and all other costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

         (d)      Indemnifiable Event:  any event or occurrence related to the fact that Indemnitee is or was or has agreed to become a director, officer, employee, agent or fiduciary of the Company, or is or was serving or has agreed to serve in any capacity, at the request of the Company, in any other corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by
Indemnitee in any such capacity.

         (e)      Potential Change in Control:  shall be deemed to have occurred if (i) the Company enters into an agreement or arrangement, the consummation of which would result in the occurrence of a Change in
Control; or (ii) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential
Change in Control has occurred.

         (f)      Voting Securities:  any securities of the Company which vote generally in the election of directors.

         2.       Basic Indemnification Arrangement:

         (a)      In the event Indemnitee was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Indemnitee (without regard to the negligence or other fault of the Indemnitee) to the fullest extent permitted by applicable law, as soon as practicable but in no event later than thirty days after written demand is presented to the Company, against any and all expenses, judgments, fines, penalties, excise taxes and amounts paid or to be paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such expenses, judgments, fines, penalties, excise taxes or amounts paid or to be paid in settlement) of such Claim.  If
Indemnitee makes a request to be indemnified under this Agreement, the Board of Directors (acting by a quorum consisting of directors who are not parties to the Claim with respect to an Indemnifiable Event or, if such a quorum is not obtainable, acting upon an opinion in writing of independent legal counsel ("Board
Action") shall, as soon as practicable but in no event later than thirty days after such request, authorize such indemnification.  Notwithstanding anything in the Certificate of Incorporation of the Company (the "Certificate
of Incorporation"), the Bylaws of the Company or this Agreement to the contrary, following a Change in
Control, Indemnitee shall, unless prohibited by law, be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Indemnitee.

         (b)      Notwithstanding anything in the Certificate of Incorporation, the Bylaws or this Agreement to the contrary, if so requested by Indemnitee, the Company shall advance (within two business days of such request) any and all expenses relating to a Claim to Indemnitee (an "Expense Advance"), upon the receipt of a written undertaking by or on behalf of Indemnitee to repay such Expense Advance if a judgment or other final adjudication adverse to Indemnitee (as to which all rights or appeal therefrom have been exhausted or lapsed) establishes that Indemnitee, with respect to such Claim, is not eligible for indemnification.

         (c)      Notwithstanding anything in the Certificate of Incorporation, the Bylaws or in this Agreement to the contrary, if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under this Agreement, the Bylaws of the Company or applicable law, any Board Action or Arbitration (as defined in Section 3) that Indemnitee would not be permitted to be indemnified in accordance with Section 2(a) of this Agreement shall not be binding.  If there has been no Board Action or Arbitration, or if Board Action or Arbitration determines that Indemnitee would not be permitted to be indemnified, in any respect, in whole or in part, in accordance with Section 2(a) of this
Agreement, Indemnitee shall have the right to commence litigation in the court which is hearing the action or proceeding relating to the Claim for which indemnification is sought or in any court in the States of Delaware or Texas having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such Board Action or Arbitration or any aspect thereof, and the
Company thereby consents to service of process and to appear in any such proceeding.  Any Board Action not followed by Arbitration or such litigation, and any Arbitration not followed by such litigation, shall be conclusive and binding on the Company and Indemnitee.

         3.       Change in Control.  The Company agrees that if there is a Change in Control, Indemnitee, by giving written notice to the Company and the American Arbitration Association (the "Notice"), may require that any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration (the "Arbitration"), in Fort Worth, Texas, in accordance with the Rules of the American Arbitration
Association (the "Rules").  The Arbitration shall be conducted by a panel of three arbitrators selected in accordance with the Rules within thirty days of delivery of the Notice.  The decision of the panel shall be made as soon as practicable after the panel has been selected, and the parties agree to use their reasonable efforts to cause the panel to deliver its decision within ninety days of its selection.  The Company shall pay all fees and expenses of the Arbitration.  The Arbitration shall be conclusive and binding on the Company and
Indemnitee and Indemnitee may cause judgment upon the award rendered by the arbitrators to be entered in any court having jurisdiction thereof; provided, however, that any Arbitration shall have no effect on
Indemnitee's right to commence litigation pursuant to Section 2(c) of this Agreement, in which case, such
Arbitration shall not be conclusive and binding on Indemnitee or the Company.

         4.       Establishment of Trust.  In the event of a Potential Change in Control or a Change in Control,
the Company shall, promptly upon written request by Indemnitee, create a Trust for the benefit of Indemnitee and from time to time, upon written request of Indemnitee to the Company, shall fund such Trust in an amount, as set forth in such request, sufficient to satisfy any and all expenses reasonably anticipated at the time of each such request to be incurred in connection with investigating, preparing for and defending any claim relating to an Indemnifiable Event, and any and all judgments, fines, penalties and settlement amounts of any and all Claims relating to an Indemnifiable Event from time to time actually paid or claimed, reasonably anticipated or proposed to be paid.  The terms of the Trust shall provide that upon a Change in Control (i) the
Trust shall not be revoked or the principal thereof invaded, without the written consent of Indemnitee; (ii) the
Trustee shall advance, within two business days of a request by Indemnitee, any and all expenses to
Indemnitee, not advanced directly by the Company to Indemnitee (and Indemnitee hereby agrees to reimburse the Trust under the circumstances under which Indemnitee would be required to reimburse the Company under Section 2(b) of this Agreement); (iii) the Trust shall continue to be funded by the Company in accordance with the funding obligation set forth above; (iv) the Trustee shall promptly pay to Indemnitee all amounts for which Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise;
and (v) all unexpended funds in such Trust shall revert to the Company upon a final determination by Board
Action or Arbitration or a court of competent jurisdiction, as the case may be, that Indemnitee has been fully indemnified under the terms of this Agreement.  The Trustee shall be chosen by Indemnitee.  Nothing in this
Section 4 shall relieve the Company of any of its obligations under this Agreement.

         5.       Indemnification for Additional Expenses.  The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within two business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any claim asserted by or action brought by Indemnitee for (i) indemnification or advance payment of expenses by the Company under this Agreement or any other agreement or Company Bylaw now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers'
liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

         6.       Partial Indemnity, Etc.  If Indemnitee is entitled, under any provisions of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines, penalties, excise taxes and amounts paid or to be paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.  Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an
Indemnifiable Event or in defense of any issue or matter therein, including, without limitation, dismissal without prejudice, Indemnitee shall be indemnified against any and all expenses, judgments, fines, penalties, excise taxes and amounts paid or to be paid in settlement of such Claim.  In connection with any determination by
Board Action, Arbitration or a court of competent jurisdiction that Indemnitee is not entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

         7.       No Presumption.  For purposes of this Agreement, the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law or this Agreement.

         8.       Contribution.  In the event that the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for expenses, in connection with any Claim relating to an
Indemnifiable Event, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such action by Board Action or Arbitration or by the court before which such action was brought in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such action; and/or (ii) the relative fault of the Company (and its other directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).
Indemnitee's right to contribution under this Section 8 shall be determined in accordance with, pursuant to and in the same manner as, the provisions in Sections 2 and 3 hereof relating to Indemnitee's right to indemnification under this Agreement.

         9.       Notice to the Company by Indemnitee.  Indemnitee agrees to promptly notify the Company in writing upon being served with or having actual knowledge of any citation, summons, complaint, indictment or any other similar document relating to any action which may result in a claim of indemnification or contribution hereunder.

         10.      Non-exclusivity, Etc.  The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Company's Certificate of Incorporation or Bylaws or the Delaware
General Corporation Law or otherwise, and nothing herein shall be deemed to diminish or otherwise restrict
Indemnitee's right to indemnification under any such other provision.  To the extent applicable law or the
Certificate of Incorporation or the Bylaws of Company, as in effect on the date hereof or at any time in the future, permit greater indemnification than as provided for in this Agreement, the parties hereto agree that
Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such law or provision of the
Certificate of Incorporation or Bylaws and this Agreement shall be deemed amended without any further action by the Company or Indemnitee to grant such greater benefits.  Indemnitee may elect to have Indemnitee's rights hereunder interpreted on the basis of applicable law in effect at the time of execution of this Agreement, at the time of the occurrence of the Indemnifiable Event giving rise to a Claim or at the time indemnification is sought.

         11.      Liability Insurance.  To the extent the Company maintains at any time an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any other
Company director or officer under such insurance policy.  The purchase and maintenance of such insurance shall not in any way limit or affect the rights and obligations of the parties hereto, and the execution and delivery of this Agreement shall not in any way be construed to limit or affect the rights and obligations of the
Company and/or of the other parties under any such insurance policy.

         12.      Period of Limitations.  No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

         13.      Amendments, Etc.  No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto.  No waiver of any of the provisions of this
Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar)
nor shall such waiver constitute a continuing waiver.

         14.      Subrogation.  In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery with respect to such payment of
Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

         15.      No-Duplication of Payments.  The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.

         16.      Binding Effect, Etc.  This Agreement shall be binding upon and inure to the benefit of and be enforceable against and by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), spouses, heirs and personal and legal representatives.  The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise)
to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this
Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.  This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director and/or officer of the Company or of any other enterprise at the Company's request.

         17.      Severability.  The provisions of this Agreement shall be severable in the event that any of the provisions thereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

         18.      Notices.  All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or when mailed by certified registered mail, return receipt requested, with postage prepaid:

                  A.       If to Indemnitee, to:

or to such other person or address which Indemnitee shall furnish to the Company in writing pursuant to the above.

                  B.       If to the Company, to:

                           O'Sullivan Industries Holdings, Inc.
                           Attention: General Counsel
                           1900 Gulf Street
                           Lamar, Missouri  64759-1899

or to such person or address as the Company shall furnish to Indemnitee in writing pursuant to the above.

         19.      Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such
State without giving effect to the principles of conflicts of laws.

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as
of.

                                                              O'SULLIVAN INDUSTRIES HOLDINGS, INC.

                                                              By:__________________________________________